UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2017

PATTERSON-UTI ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10713 West Sam Houston Pkwy N., Suite 800 Houston, Texas		77064
(Address of principal executive offices)		(Zip Code)

(281) 765-7100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), is providing the disclosure contained in this Current Report on Form 8-K in connection with the completion on October 11, 2017 of its previously announced acquisition (the “Transaction”) of 100% of the outstanding equity interests of Multi-Shot, LLC, a Texas limited liability company (“Multi-Shot”). Under the terms of the Securities Purchase Agreement, dated September 4, 2017, by and among Patterson-UTI, Multi-Shot, the holders of outstanding limited liability company interests of Multi-Shot (the “Sellers”), and MS Incentive Plan Holdco, LLC, a Delaware limited liability company, as sellers representative, the aggregate consideration paid by Patterson-UTI to the Sellers in the Transaction was $75 million in cash and 8,798,391 shares of Patterson-UTI common stock (the “Stock Consideration”), subject to customary adjustments relating to cash, net working capital and indebtedness of Multi-Shot.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in the Introduction above is incorporated into this Item 3.02 by reference. The issuance of the Stock Consideration in the Transaction was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.

On October 12, 2017, Patterson-UTI issued a press release announcing the closing of the Transaction. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference. The furnishing of this press release is not intended to constitute a representation that such information is required by Regulation FD or that it includes material information that is not otherwise publicly available.

Item 8.01 Other Events.

The information set forth in the Introduction above regarding the Transaction is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued October 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON-UTI ENERGY, INC.

By:	/s/ C. Andrew Smith
Name:	C. Andrew Smith
Title:	Executive Vice President and Chief Financial Officer

October 12, 2017